SUMMARY PROSPECTUS June 3, 2011

AllianceBernstein U.S. Strategic Research Portfolio

Ticker: Class A–AURAX; Class R–AURRX; Class K–AURKX; Class I–AURIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, or SAI, both dated June 3, 2011, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.alliancebernstein.com/links/mf, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A Shares	Class R Shares	Class K Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class R	Class K	Class I
Management Fees	.75%	.75%	.75%	.75%
Distribution and/or Service (12b-1) Fees	.30%	.50%	.25%	None
Other Expenses:
Transfer Agent	.81%	.09%	.07%	.02%
Other Expenses	19.56%	21.72%	21.72%	21.72%

Total Other Expenses(b)	20.37%	21.81%	21.79%	21.74%

Total Annual Fund Operating Expenses Before Fee Waiver	21.42%	23.06%	22.79%	22.49%

Fee Waiver and/or Expense Reimbursement(c)	(20.07)%	(21.51)%	(21.49)%	(21.44)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	1.55%	1.30%	1.05%

(a)	In some cases, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See “Purchase of Shares” in the SAI.

(b)	Total other expenses are based on estimated amounts for the current fiscal year.

(c)	The Adviser has agreed to waive its management fees and/or to bear expenses of the Fund through June 30, 2012, to the extent necessary to prevent total Fund operating expenses, on an annualized basis, from exceeding the net expenses reflected in this table. Fees waived and expenses borne by the Adviser may be reimbursed by the Fund through December 23, 2012. No reimbursement payment will be made that would cause the Fund’s total annual Fund operating expenses to exceed the total annual Fund operating expenses after fee waiver reflected in the table or cause the total of the payments to exceed the Fund’s total initial offering expenses. The fee waiver and/or expense agreement will remain in effect until June 30, 2012 and will continue in effect thereafter from year to year unless the Adviser provides notice of termination 60 days prior to the end of the Fund’s fiscal year.

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Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Fund shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class R	Class K	Class I
After 1 Year	$137	$158	$132	$107
After 3 Year	$3,879	$4,106	$4,056	$4,001
After 5 Year	$6,492	$6,757	$6,707	$6,651
After 10 Years	$10,078	$10,173	$10,159	$10,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund pursues opportunistic growth by investing primarily in a diversified portfolio of U.S. companies in multiple industries that may benefit from innovation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by U.S. companies.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive U.S. securities, fitting into broader investment themes identified by the Adviser, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists’ macroeconomic insights, the Fund’s investment strategy seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund’s investments and which are expected to change over time based on the Adviser’s research.

In addition to this “top-down” thematic approach, the Adviser will use a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 600 primarily U.S. mid- to large-capitalization companies for investment.

The Fund invests in securities issued by companies from multiple industries in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund may invest up to 20% of its net assets in equity and fixed income securities issued by non-U.S. corporate and governmental issuers. The Fund may invest in both developed and emerging market countries. The percentage of the Fund’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. The Fund may also invest in synthetic foreign equity securities, which are a type of warrant used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero coupon bonds. Normally, the Fund invests in about 40-60 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

PRINCIPAL RISKS

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Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

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Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

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Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

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Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.AllianceBernstein.com (click on “Pricing & Performance”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through March 31, 2011, the year-to-date unannualized return for Class A shares was 6.30%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 16.17%, 4th quarter, 2010; and Worst Quarter was down -11.09%, 2nd quarter, 2010.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2010)

	1 Year	Since Inception*
Class A	22.61%	23.05%
Class R	23.38%	22.83%
Class K	23.64%	23.08%
Class I	24.00%	23.43%
S&P 500 (reflects no deduction for fees, expenses, or taxes)	15.06%	14.14%

*	Inception date is 12/23/2009.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Joseph G. Carson	Since 2009	Senior Vice President of the Adviser

Amy P. Raskin	Since 2009	Senior Vice President of the Adviser

Catherine D. Wood	Since 2009	Senior Vice President of the Adviser

Vadim Zlotnikov	Since 2009	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

Class A, Class R, Class K and Class I shares are available at net asset value without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary.

TAX INFORMATION

The Fund may pay income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries market and sell shares of the Fund. The Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment.

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